EXHIBIT 10.3
                                  ------------

                               AMENDMENT NO. 2 TO
                              EMPLOYMENT AGREEMENT


     THIS AMENDMENT NO. 2 TO EMPLOYMENT  AGREEMENT   (this  "Amendment")   dated
October 20, 1998 is by and between BARTON INCORPORATED, a Delaware corporation (the "Company"), and ALEXANDER L. BERK (the "Employee").

     WHEREAS, the Company and Employee are parties to that certain Employment Agreement dated September 1, 1990 (as amended by Amendment No. 1 to Employment Agreement dated November 11, 1996, the "Agreement"), and desire to further amend the Agreement on the terms and subject to the conditions hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Position and Duties. Paragraph 2 of the Agreement is hereby deleted in its entirety and the following inserted therefor:

     "Employee shall serve as the President and Chief Executive Officer of the Company and as a member of the boards of directors of the Company and its principal subsidiaries, and as a member of the Company's Management Committee. The Employee shall report and be responsible directly to the Chief Executive Officer of Canandaigua Brands, Inc. ("CBI"), with such powers and duties consistent with his offices as may from time to time be authorized or directed by CBI's Chief Executive Officer. Employee shall devote his full-time services to the employment provided for herein. All services and duties of Employee rendered hereunder shall be performed faithfully, diligently and competently and to the highest standards of loyalty."

     2. No Further Modifications. Except as specifically set forth herein, the Agreement shall remain in full force and unaffected hereby.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

COMPANY:                                      EMPLOYEE:

BARTON INCORPORATED                           /s/ A. Berk
                                              ----------------------------------
                                              Alexander L. Berk
/s/ Richard Sands
-------------------------------
Richard Sands
Vice President